Exhibit 10.33

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFICATION RELATED THERETO, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

Issuance Date: April 2, 2013

STOCK PURCHASE WARRANT

To Purchase 750,000 Shares of Common Stock of

BLACKHAWK NETWORK HOLDINGS, INC.

THIS IS TO CERTIFY THAT, in consideration of the execution and delivery by the Holder of that certain Amendment No. 1, [***] (the “Holder”), is entitled to purchase from Blackhawk Network Holdings, Inc., a Delaware corporation (the “Company”), at any time (1) beginning on (a) the date that is 181 days after the date that the Company’s registration statement on Form S-1 in connection with the Initial Public Offering is declared effective by the Securities and Exchange Commission (the “Effective Date”), or (b) if earlier than the date set forth in the preceding clause (a), immediately prior to the closing of a Change of Control, through (2) 5:00 p.m. California time on the earlier of (a) March 31, 2018 and the (b) tenth (10th) business day following the date of a termination of the Amended and Restated Alliance Partner Agreement in accordance with the terms thereof (the “Expiration Time”), at an exercise price of $20.00 per share (the “Exercise Price”), Seven Hundred Fifty Thousand (750,000) fully paid and nonassessable shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) (the “Warrant Shares”), all subject to adjustment and upon the terms and conditions as hereinafter provided. To the extent not exercised previously, the Holder’s rights under this Warrant will become void at the Expiration Time. Notwithstanding anything to the contrary herein, in the event the Holder exercises its option to terminate Amendment No. 1 in accordance with Section 5 thereof, this Warrant shall immediately terminate. Certain capitalized terms used in this Warrant are defined in Article V.

ARTICLE I

EXERCISE OF WARRANT

1.1 Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at the principal executive offices of the Company, (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto (the “Subscription Notice”), of Holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (c) an investment agreement containing customary representations and warranties with respect to the Warrant Shares issuable under this Warrant in form and substance reasonably satisfactory to the Company, including, without

Execution Version

limitation, any representations and warranties deemed necessary or appropriate by the Company to comply with applicable state and federal securities laws, and (d) payment of the Exercise Price with respect to the Warrant Shares for which the Warrant is being exercised, either in cash or by bank cashier’s check or by wire transfer to an account designated by the Company, as directed by the Company (collectively, the “Exercise Requirements”).

Not later than five (5) business days after receipt by the Company of the Exercise Requirements, the Company shall execute and deliver or cause to be executed and delivered, in accordance with the Subscription Notice, a certificate representing the aggregate number of Warrant Shares specified in such Subscription Notice in the name of the Holder. Such certificate shall be deemed to have been issued, and the Holder shall be deemed for all purposes to have become a holder of record of such Warrant Shares, as of the date of receipt by the Company of all the Exercise Requirements. If this Warrant shall have been exercised only in part, at the time of delivery of the certificate the Company shall deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. The Company shall pay all expenses, taxes (if any), and other charges payable in connection with the preparation, issuance and delivery of share certificates.

1.2 No Fractional Shares to Be Issued. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would be issuable upon the exercise of this Warrant, but for the provisions of this Section, the Company will (a) if the fraction of a share otherwise issuable is equal to or less than one-half, round down and issue to the Holder only the largest whole number of shares to which the Holder is otherwise entitled, or (b) if the fraction of a share otherwise issuable is greater than one-half, round up and issue to the Holder one additional share in addition to the largest whole number of shares to which the Holder is otherwise entitled.

1.3 Share Legends. Each certificate for Warrant Shares issued upon exercise of this Warrant shall bear the following legends:

“THE COMPANY IS AUTHORIZED TO ISSUE TWO CLASSES OF STOCK, COMMON AND PREFERRED STOCK. A STATEMENT OF ALL OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES OR SERIES OF SHARES OF STOCK OF THE COMPANY AND UPON THE HOLDERS THEREOF AS ESTABLISHED BY THE CERTIFICATE OF INCORPORATION MAY BE OBTAINED BY ANY STOCKHOLDER UPON REQUEST AT THE PRINCIPAL OFFICE OF THE COMPANY, AND THE COMPANY WILL FURNISH ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A COPY OF SUCH STATEMENT.”

“THE SALE, TRANSFER, HYPOTHECATION, NEGOTIATION, PLEDGE, ASSIGNMENT, ENCUMBRANCE OR OTHER DISPOSITION OF THIS SHARE CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE RESTRICTED BY AND ARE SUBJECT TO ALL OF THE TERMS, CONDITIONS AND PROVISIONS OF THAT

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Version

CERTAIN JOINDER TO STOCKHOLDERS’ AGREEMENT DATED APRIL 2, 2013 BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THIS CERTIFICATE. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES. A COPY OF SUCH AGREEMENT AS IN EFFECT FROM TIME TO TIME IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFICATION RELATED THERETO, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.”

Any certificate issued at any time in exchange or substitution for any certificate bearing such third legend (except a new certificate issued upon completion of a public offering pursuant to a registration statement under the Securities Act) shall also bear such third legend unless, in the opinion of counsel selected by the Holder and reasonably acceptable to the Company, the securities represented thereby are no longer subject to restrictions on resale under the Securities Act or any agreement referred to in such legend.

1.4 Reservation; Authorization. The Company has reserved and will keep available for issuance upon exercise of the Warrant the total number of Warrant Shares deliverable upon exercise of the Warrant from time to time outstanding. The issuance of this Warrant has been duly and validly authorized and, when issued and sold in accordance with the Warrant, the Warrant Shares (or any portion thereof being issued at the time) will be duly and validly issued, fully paid and nonassessable.

1.5 Conversion of the Warrant. In lieu of exercising the Warrant pursuant to Section 1.1, the Holder may, without payment of any additional consideration, convert all or any part of this Warrant into Common Stock and receive from the Company, in exchange for this Warrant, a number of fully paid and nonassessable shares of Common Stock computed as set forth below:

X = Y x (A — B) divided by A, where

X = the number of shares to be issued pursuant to this Section.

Y = the number of Warrant Shares with respect to which the conversion election is made pursuant to this Section.

A = the Market Value of the Common Stock on the date the Company receives the notice of conversion of this Warrant pursuant to this Section.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Version

B = the Exercise Price in effect under this Warrant on the date the Company receives the notice of conversion of this Warrant pursuant to this Section.

To convert this Warrant, the Holder shall deliver to the Company, at the principal executive offices of the Company, (a) this Warrant, (b) a written notice, substantially the form of the Conversion Notice attached hereto (the “Conversion Notice”), of Holder’s election to convert all or part of this Warrant, which notice shall specify the number of shares of Warrant Shares to be converted, and (c) an investment agreement containing customary representations and warranties with respect to the Warrant Shares issuable under this Warrant in form and substance reasonably satisfactory to the Company, including, without limitation, any representations and warranties deemed necessary or appropriate by the Company to comply with applicable state and federal securities laws (collectively, the “Conversion Requirements”).

Not later than five (5) business days after receipt by the Company of the Conversion Requirements, the Company shall execute and deliver or cause to be executed and delivered, in accordance with the Conversion Notice, a certificate in the name of the Holder for the number of Warrant Shares resulting from the conversion of the Warrant. Such certificate shall be deemed to have been issued, and the Holder shall be deemed for all purposes to have become a holder of record of such Warrant Shares, as of the date of receipt by the Company of all the Conversion Requirements.

1.6 Notice of Change of Control; Contingent Exercise. In the event of a Change of Control, the Company shall give not less than ten (10) days’ prior written notice of such Change of Control to the Holder, which notice shall set forth the material terms and conditions of such Change of Control (the “Change of Control Notice”). The Holder may exercise the Warrant on a contingent basis subject to the closing of a Change of Control by (a) complying with the Exercise Requirements or Conversion Requirements, as the case may be, and (b) concurrently giving the Company written notice (a “Contingent Exercise Notice” or “Contingent Conversion Notice,” as the case may be) that it wishes its exercise of the Warrant to be effective concurrently with the closing of a Change of Control; provided that such Contingent Exercise Notice or Contingent Conversion Notice must be delivered to the Company within five (5) days following the delivery of the Change of Control Notice to the Holder. If the closing of the Change of Control does not occur within one hundred eighty (180) days after the date of the Contingent Exercise Notice or Contingent Conversion Notice, then the Company shall treat the contingent exercise or contingent conversion, as the case may be, as having been revoked and promptly return the tendered Exercise Price to the Holder.

ARTICLE II

EXCHANGE AND REPLACEMENT OF WARRANTS

2.1 Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any replacement Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Warrant Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Version

2.2 Transfer Restrictions. No transfer or assignment of this Warrant, in whole or in part, nor any of the Warrant Shares issued under this Warrant, may be made without the prior written consent of the Company, which may be given or withheld in its sole discretion; provided, however, that the Holder may assign the Warrant in its entirety, or all of the Warrant Shares issued under this Warrant, to an Affiliate of the Holder with the prior written consent of the Company, such consent not to be unreasonably withheld, subject to the satisfaction of each of the following conditions: (i) the Amended and Restated Alliance Partner Agreement in its entirety is assigned to and assumed by the Affiliate concurrently with the assignment of the Warrant or the Warrant Shares to the Affiliate; (ii) the Affiliate is not a direct or indirect competitor of the Company or any Affiliate of the Company, as determined by the Company in its sole discretion; (iii) the Affiliate executes an agreement with the Company containing customary representations and warranties with respect to the Warrant and the Warrant Shares, in form and substance reasonably satisfactory to the Company, including, without limitation, any representations and warranties deemed necessary or appropriate by the Company to comply with applicable state and federal securities laws; (iv) the Joinder to Stockholders’ Agreement in its entirety is assigned to and assumed by the Affiliate; and (v) any other securities of the Company held by the Holder and other options, warrants or right to acquire securities of the Company held by the Holder are transferred concurrently to the Affiliate.

ARTICLE III

ADJUSTMENTS

3.1 Notwithstanding anything herein to the contrary, if the Company issues a new Warrant in whole or partial replacement of this Warrant upon the transfer, combination, division or partial exercise of this Warrant, in replacement of a loss, theft, destruction or mutilation of this Warrant or for any other reason, the new Warrant, at the Company’s option, may reflect any adjustments theretofore made pursuant to this Article III.

3.2 If the Company (ii) subdivides its outstanding shares of Common Stock, (ii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iii) issues by reclassification or reorganization other securities of the Company to all holders of Common Stock, the Board of Directors of the Company shall cause an adjustment to be made in the number of shares purchasable upon exercise of this Warrant and the Exercise Price so that the Holder shall be entitled to receive the kind and number of securities that the Holder would have owned or have been entitled to receive if this Warrant had been exercised immediately prior to any such event or any record date with respect thereto. Any adjustment made pursuant to this Section 3.2 shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event, and prompt written notice thereof shall be given to the Holder. The Board of Directors of the Company shall have the sole discretion to make any additional adjustment that it deems equitable to prevent dilution or enlargement of the benefits intended to be granted by this Warrant. Notwithstanding the foregoing or anything to the contrary in this Warrant, in the event that the Common Stock is reclassified into dual class stock in connection with the Initial Public Offering, then this Warrant shall be exercisable for solely the class of stock that is listed on a national securities exchange immediately prior to the closing of the Initial Public Offering.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Version

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder, as of the Issuance Date, as follows:

(a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) Authorization. The Company has full power and authority to issue and deliver this Warrant to the Holder and to perform its obligations hereunder. All corporate actions on the part of the Company necessary for the Company to execute and perform this Warrant have been taken.

(c) Sufficient Common Stock. The Company has a sufficient number of shares of Common Stock to enable the issuance of the Warrant Shares. In the event the number of authorized but unissued shares of Common Stock is not sufficient to effect the issuance of Warrant Shares specified under the Subscription Notice or Conversion Notice, as the case may be, at the time of exercise, the Company shall promptly take all necessary actions to increase its authorized but unissued Common Stock to such number to be sufficient for such purposes.

(d) No Conflict. Neither the execution and delivery by the Company of this Warrant nor the consummation of any of the transactions contemplated hereby will conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default under (i) the Certificate of Incorporation or Bylaws of the Company, (ii) any material agreement to which the Company is a party or to which its assets or properties are subject or by which it is bound, or (iii) any applicable court order to which the Company is a party or by which it is bound.

(e) No Finder. Neither the Company nor any person acting on its behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Warrant.

4.2 Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company and agrees, as of the Issuance Date and as of date of exercise of this Warrant, as follows:

(a) Organization. The Holder is a corporation duly organized, validly existing and in good standing under the laws of [***].

(b) Authorization. All corporate action on the part of the Holder and its officers, directors and stockholders necessary for the Holder to execute and perform this Warrant has been taken.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Version

(c) No Conflict. Neither the execution and delivery by the Holder of this Warrant nor the consummation of any of the transactions contemplated hereby will conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default under (i) the Articles of Incorporation or Bylaws of the Holder, (ii) any material agreement to which the Holder is a party or to which its assets or properties are subject or by which it is bound, or (iii) any applicable court order to which the Holder is a party or by which it is bound.

(d) No Finder. Neither the Holder nor any person acting on its behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Warrant.

(e) Investment Representations. This Warrant is being acquired, and any Warrant Shares issued under this Warrant (together with this Warrant, the “Securities”) will be acquired, by the Holder for investment for its own account, not as nominee or agent, and not with a view to the sale or distribution of any part thereof without registration under the Securities Act or pursuant to an applicable exemption therefrom. The Holder understands that the Securities have not been, and will not be when issued, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed in this Section 4.2.

(f) Restricted Securities. The Holder understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Holder must bear the economic risk of this investment indefinitely unless the Securities are registered pursuant to the Securities Act or an exemption from registration is available. The Holder understands that the Company has no present intention of registering the Securities. The Holder also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Holder to transfer all or any portion of the Securities under the circumstances, in the amounts or at the times the Holder might propose.

(g) No Public Market. The Holder understands that no public market now exists for any of the securities issued by the Company and acknowledges that the Company has made no assurances that a public market will ever exist for the Company’s securities, including this Warrant and the Warrant Shares issuable hereunder, and that the Company has no obligation to register or qualify the Warrant or such Warrant Shares for any future sale by the Holder except as set forth in the Joinder to Stockholders’ Agreement.

(h) Accredited Investor. The Holder is an “accredited investor” as that term is defined in the rules promulgated under the Securities Act and was not formed or organized for the specific purpose of making an investment in the Company. The Holder has substantial experience in evaluating and investing in securities and is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Version

(i) Market Standoff. The Holder further acknowledges and agrees that the Securities are subject to the lock-up provisions of Section 9.3(c) of the Stockholders Agreement. The Holder further agrees that the lock-up time periods set forth therein are subject to extension as may be required to comply with Rule 2711 of FINRA (or any successor rule thereto).

(j) Residence. The Holder’s principal residence or office location is in the state identified in the address of the Holder set forth in Section 6.9 below.

(k) Legends. The Holder understands that the Warrant Shares, and any securities issued in respect thereof or exchange therefor, may bear one or all of the legends set forth in Section 1.3 above.

ARTICLE V

DEFINITIONS

The following terms, as used in this Warrant, have the following respective meanings:

“Affiliate” means, with respect to a party, any natural or legal person, firm, corporation, partnership, limited liability partnership, limited liability company, or other entity that now or in the future, directly controls, is controlled with or by or is under common control with such party. For purposes of the foregoing, “control” shall mean: (a) where applicable, ownership directly of fifty percent (50%) or more of the voting power to elect directors thereof; or otherwise (b) the power to direct the management of such entity.

“Amended and Restated Alliance Partner Agreement” means that certain Amended and Restated Alliance Partner Agreement between Blackhawk Network, Inc. and Holder, effective March 3, 2011, as further amended by Addendum No.1 effective October 19, 2011 and as further amended by Amendment No. 1 effective April 2, 2013.

“Amendment No. 1” means that certain Amendment No. 1 between Blackhawk Network, Inc. and Holder, effective April 2, 2013 amending the Amended and Restated Alliance Partner Agreement between Blackhawk Network, Inc. and Holder, effective March 3, 2011.

“Change of Control” means any of the following:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Safeway Inc., the Company or any of their respective subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the then outstanding shares of Common Stock (other than as a result of an acquisition of securities directly from the Company where the proceeds thereof are not directly received by the stockholders of the Company); or

(ii) the consummation of (A) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Version

merger, do not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of the voting shares of the parent or any of its subsidiaries issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (ii) if in the event of a recapitalization, consolidation or merger (including reverse merger) of the Company or any of its subsidiaries, persons who, as of the date of this Warrant, constitute the Board of Directors of the Company (the “Incumbent Directors”) constitute at least a majority of the Board of Directors following such recapitalization, consolidation or merger, provided that any person becoming a director of the Company subsequent to the date of this Warrant shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by a vote of at least a majority of the Incumbent Directors.

“Initial Public Offering” shall mean the initial public offering of the Company’s Common Stock registered under the Securities Act.

“Joinder to Stockholders’ Agreement” means that certain Joinder to Stockholders’ Agreement, dated as of the Issuance Date, by and between the Company and the Holder.

“Market Value” means the fair market value of the shares of the Common Stock as of the date of receipt by the Company of the applicable Conversion Notice, as determined by the Board of Directors of the Company based upon the most recent written appraisal of the Common Stock (not more than seven (7) months old) by a nationally recognized appraisal firm; provided that if (i) an appraisal of the Common Stock has not been completed within the seven (7)-month period prior to the date of receipt by the Company of the Conversion Notice, or (ii) the Board of Directors of the Company determines that (x) one or more material events or material developments related to the Company’s business has occurred since the date of the most recent appraisal and (y) such event(s) or development(s) potentially affects the valuation of the Common Stock, then in each such case, a nationally recognized appraisal firm will be hired by the Board to prepare a more recent appraisal of the Common Stock; provided, however, that where there exists a public market for the Common Stock at the time of such exercise, the fair market value per Warrant Share shall be the number of shares of Common Stock issuable upon conversion of one Warrant Share, multiplied by the average of the closing bid and asked prices of the Common Stock or the last reported sale price of the Common Stock or the closing price quoted on the any market or exchange on which the Common Stock is listed, whichever is applicable, on the trading day immediately preceding the date of delivery of the Conversion Requirements; and provided, further, however, that if this Warrant is exercised pursuant to Section 1.6, the fair market value per Warrant Share shall be the value of such shares provided for in the relevant Change of Control Notice as determined by the Board of Directors of the Company.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Version

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

ARTICLE VI

MISCELLANEOUS

6.1 Entire Agreement Amendment and Modification. This Warrant, together with the Joinder to Stockholders’ Agreement, constitutes the entire agreement of the parties with respect to the subject matter hereof, and this Warrant may not be modified, amended or terminated except by a written instrument duly executed by the parties hereto.

6.2 Waiver of Compliance. Except as otherwise provided in this Warrant, any failure of either of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure, breach or default.

6.3 Confidentiality. The parties agree not to disclose to any person the existence of this Warrant or the terms hereof. Notwithstanding the foregoing, the parties may disclose the existence of this Warrant and the terms hereof as required by court order, subpoena or other legal requirement, including any requirements relating to the listing of the stock of a party. Further, notwithstanding the foregoing, the parties may disclose this Warrant and the terms hereof to their legal counsel, advisors and other persons who are subject to an independent duty to maintain the confidentiality thereof.

6.4 Severability. If any provision of this Warrant shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Warrant, and this Warrant shall be carried out as if any such invalid or unenforceable provision were not contained herein.

6.5 Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company and Holder and their respective successors and permitted assigns; provided, however, that nothing contained herein shall be construed as granting the Holder or any permitted transferee of the Securities the right to transfer the Securities other than in accordance with Section 2.2 hereof.

6.6 Headings. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the content of said sections.

6.7 Further Assurances. Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Warrant.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Version

6.8 Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law principles thereof.

6.9 Notices. Any notice, request or other communication hereunder shall be in writing and shall be deemed to be duly given when delivered personally, by registered or certified mail, postage prepaid, or by a nationally recognized overnight courier service as set forth below (or such other addresses as a party hereafter provide the other party):

If to the Holder to: [***]	If to Blackhawk to: Blackhawk Network Holdings, Inc. 6220 Stoneridge Mall Road Pleasanton, CA 94588 Attn: Chief Executive Officer
With a copy to: [***]	With a copy to: Blackhawk Network Holdings, Inc. Legal Department 6220 Stoneridge Mall Road Pleasanton, CA 94588 Attn: General Counsel

6.10 Violation of Law. Nothing in this Warrant shall require a party to take any action in violation of applicable law.

6.11 No Rights as Shareholder. This Warrant shall not entitle the Holder to any rights as a shareholder of the Company either in law or in equity, unless and until the Holder exercises the right to purchase Warrant Shares as provided herein and subject to the provisions of Sections 1.1, 1.5 and 1.6 hereof, as applicable, and the Warrant Shares have been issued by the Company to the Holder.

6.12 No Impairment. The Company shall not by any action avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

6.13 Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of April 2, 2013.

BLACKHAWK NETWORK HOLDINGS, INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	CFO

HOLDER:

By:	/s/ [***]
Name:	[***]
Title:	Sr. VP

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SUBSCRIPTION NOTICE

(To be executed for exercise of the Warrant)

To Blackhawk Network Holdings, Inc.

Check the box that applies:

1. [    ] The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder,         shares of Common Stock, as provided for therein, and tenders herewith payment of the Exercise Price in full in the form of certified or bank cashier’s check or wire transfer in the amount of $        .

     [    ] Contingent Exercise Notice: The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder,         shares of Common Stock, as provided for therein, and tenders herewith payment of the Exercise Price in full in the form of certified or bank cashier’s check or wire transfer in the amount of $        ; provided, however, that such election is contingent upon, and shall only be effective in connection with, the closing of a Change of Control.

2. The undersigned hereby represents and warrants to the Company that the representations and warranties contained in Section 4.2 of the Warrant are true and correct as of the date of exercise.

Tax ID No.

Dated:             20

HOLDER:

By:
(Name, Title)

Note: The above name should correspond exactly with the name on the face of the attached Warrant.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONVERSION NOTICE

(To be executed for conversion of the Warrant)

To Blackhawk Network Holdings, Inc.

Check the box that applies:

1. [    ] The undersigned hereby irrevocably elects to exercise the conversion right in the attached Warrant with respect to         shares of Common Stock, as provided for therein, representing the “Y” variable in the conversion formula set forth in Section 1.5 of the within Warrant.

     [    ] Contingent Conversion Notice: The undersigned hereby irrevocably elects to exercise the conversion right in the attached Warrant with respect to         shares of Common Stock, as provided for therein, representing the “Y” variable in the conversion formula set forth in Section 1.5 of the within Warrant; provided, however, that such election is contingent upon, and shall only be effective in connection with, the closing of a Change of Control.

2. The undersigned hereby represents and warrants to the Company that the representations and warranties contained in Section 4.2 of the Warrant are true and correct as of the date of exercise.

HOLDER:

By:
(Name, Title)

Note: The above name should correspond exactly with the name on the face of the attached Warrant.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.